                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

     Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12


                               GREEN CENTURY FUNDS
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

 LOGO
                               114 State Street
                               Boston, MA 02109

                              September   , 2006

Dear Shareholder:

   We are writing today to request your vote for the two proposals described in the accompanying proxy statement concerning the Green Century Equity Fund (the
Fund). You are receiving this proxy statement because you were a shareholder of
the Fund on September   , 2006 and are entitled to vote.

   Green Century Capital Management, Inc. (Green Century) has been the Fund's Administrator since the Fund's inception. The Fund's Board of Trustees is now recommending that Green Century also become the Fund's investment adviser and that an investment subadviser, Mellon Equity Associates, LLP, be appointed to perform the Fund's day-to-day portfolio management. The proposals described in the enclosed materials seek your approval of an Investment Advisory Agreement and an Investment Subadvisory Agreement in order to effect these changes.

   The investment objectives of the Green Century Equity Fund will not change as a result of these proposals. The Fund currently seeks long-term total return which matches the performance of the Domini 400 Social/SM/ Index (the Index) by investing substantially all of its assets in the Domini Social Equity Trust which in turn invests in the 400 companies included in the Index. The Domini Social Equity Trust has now received approval from its shareholders to adopt a different, active investment strategy and raise its fees. In light of those pending changes, the Board of Trustees of the Fund is recommending that the Fund continue its existing strategy of investing in a portfolio that seeks to track the Index - the strategy that you, the Fund's shareholders, selected when you decided to invest in the Fund. Shareholder approval of the proposed Investment Advisory and Investment Subadvisory Agreements will allow the Fund to continue this strategy. As a part of these changes, Green Century has agreed to lower its fees and reduce the overall expenses of the Fund. The Board of Trustees has carefully reviewed the proposals and recommends that you vote "for" each of the proposals.

   Enclosed is a proxy statement describing these proposals in more detail. Please take a few moments to read the enclosed materials. You may then cast your vote by mail, by phone, or online; instructions are on the enclosed proxy card(s). In addition, you may vote at a Special Meeting of Shareholders of the
Fund to be held on November   , 2006 at 3:00 p.m. Eastern Time at Green
Century's offices at 114 State Street, Boston, MA 02109. You are not required to attend the Special Meeting in order to cast your vote.

   Please vote today. If we do not receive your vote, we may need to contact you again. If you have any questions or need assistance, please call us at 1-800-93-GREEN.

Sincerely yours,

Kristina A. Curtis
President
Green Century Funds

Wendy Wendlandt
President
Green Century Capital Management, Inc.

                               TABLE OF CONTENTS

                                                                                                 Page
                                                                                                 ----
Overview of Proxy Statement.....................................................................  iv

Notice of Special Meeting.......................................................................  vi

Proxy Statement.................................................................................   1

   Part 1. Overview.............................................................................   1

   Part 2. Information Regarding Voting and the Special Meeting.................................   2

   Part 3. The Proposals........................................................................   3

         Proposal 1 To approve an Investment Advisory Agreement for the Equity Fund.............   5
         Proposal 2. To approve an Investment Subadvisory Agreement for the Equity Fund.........  11
         Proposal 3. Other business.............................................................  16

   Part 4. Information Regarding the Equity Fund................................................  17

Exhibits

   Exhibit A -- Proposed Investment Advisory Agreement for the Equity Fund...................... A-1

   Exhibit B -- Proposed Investment Subadvisory Agreement for the Equity Fund................... B-1

                          OVERVIEW OF PROXY STATEMENT

   A Special Meeting of Shareholders of the Green Century Equity Fund (the "Equity Fund") will be held at the offices of Green Century Capital Management, Inc. ("Green Century"), 114 State Street, Boston, MA 02109, on November [ ], 2006 at 3:00 p.m., Eastern Time, for the purposes described in this proxy statement.

   We encourage you to read this proxy statement carefully before casting your vote. We have prepared the following questions and answers in order to help make your decision easier. If you have any further questions, please feel free to call us at 1-800-93-GREEN (1-800-934-7336).

Q. Why are shareholders of the Equity Fund being asked to approve the investment advisory agreement with Green Century and the investment subadvisory agreement with Mellon Equity Associates, LLP?

A. The Fund currently seeks long-term total return which matches the performance of the Domini 400 Social/SM/ Index (the "Index") by investing substantially all of its assets in another mutual fund, the Domini Social Equity Trust (the "Master Fund"). The Equity Fund has been informed that the Master Fund will implement an active investment strategy and will no longer invest in the securities of the companies included in the Index. Green Century and the Board of Trustees of the Equity Fund believe that it is in the best interests of the Equity Fund and its shareholders to continue to invest in the securities of the companies included in the Index.

   Accordingly, if the Proposals are approved, effective November 28, 2006, the Equity Fund will withdraw its investment from the Master Fund and directly invest in the securities of the companies included in the Index.

   In connection with the change from investing in the Master Fund to direct investment in the stocks which make up the Index, Green Century recommended, and the Board approved, the appointment of Green Century as the investment adviser of the Equity Fund and Mellon Equity Associates, LLP ("Mellon Equity") as the investment subadviser of the Equity Fund.

   The Board has determined that Green Century and Mellon Equity have the experience, qualifications and commitment to environmentally responsible investing to manage the Equity Fund.

Q. If the Proposals are approved, will this increase the expenses that Equity Fund shareholders must pay?

A. No, in fact the expenses of the Equity Fund will decrease. As you know, Green Century, as the administrator of the Equity Fund, pays the operating expenses of the Equity Fund (excluding certain expenses). As of August 3, 2006, Green Century contractually agreed to reduce its administrative fee such that the Equity Fund's total annual expenses are reduced from 1.50% to 0.95%. This cap on total expenses payable by the Equity Fund will continue if the investment advisory agreement with Green Century and the investment subadvisory agreement with Mellon Equity are approved. If the investment advisory and subadvisory agreements are not approved by the shareholders, it is likely that Green Century will not be able to continue to reduce its administrative fee and that the Equity Fund's total annual expenses will revert to the 1.50% level.

Q. How will Green Century's responsibilities change if the investment advisory agreement is approved?

A. If the investment advisory agreement is approved by shareholders, Green Century will act as the investment adviser to the Equity Fund. In its role as investment adviser, Green Century will, among other things, supervise the submanagement of the Equity Fund by Mellon Equity and vote proxies for the Equity Fund. Green Century will continue to serve as the Equity Fund's administrator.

Q. What role will Mellon Equity play in managing the Equity Fund?

A. If the investment subadvisory agreement is approved by shareholders, Mellon Equity's primary responsibility as the Equity Fund's subadviser will be to implement the daily transactions necessary so that the composition of the Equity Fund matches the Index as closely as possible. Mellon Equity will not be responsible for determining the composition of the Index. In addition, Mellon Equity will provide Green Century with various reports Green Century requires to supervise the management of the Equity Fund.

Q. If the proposals are approved, will there be any change in the investment objective of the Equity Fund?

A. No. The purpose of the proposals is to enable the Equity Fund to continue to pursue its current investment objective of achieving long-term total return which matches the performance of an index comprised of the stocks of 400 companies selected based on social and environmental criteria. If the investment advisory agreement and investment subadvisory agreement are approved by shareholders, the Equity Fund's investment strategy will change from investing all of its assets in the Master Fund to directly investing in the securities of the companies included in the Index. The Equity Fund's commitment to principles of environmentally responsible investing will not change.

Q. How does the Board of Trustees recommend that I vote?

A. The Board of Trustees has carefully reviewed each of the proposals and recommends that you vote FOR each proposal on the enclosed proxy card(s). Following each proposal is a brief discussion of the factors the Trustees considered before approving each proposal.

Q. How do I vote?

A. You can vote by mail, by telephone or via the internet. Please see the instructions set forth on the top portion of the enclosed proxy card(s). You may also vote in person by attending the Special Meeting of Shareholders. The meeting will be held at the offices of Green Century, 114 State Street, Boston, MA 02109, on November [ ], 2006 at 3:00 p.m. Eastern Time. You do not need to attend in person in order to cast your vote.

                           GREEN CENTURY EQUITY FUND

                          114 State Street, Suite 200
                               Boston, MA 02109
                  Telephone: 1-800-93-GREEN (1-800-934-7336)

                           NOTICE OF SPECIAL MEETING
                                OF SHAREHOLDERS

                        To be held November [15], 2006

   A Special Meeting of Shareholders of the Green Century Equity Fund (the "Equity Fund") will be held at the offices of Green Century Capital Management, Inc., 114 State Street, Boston, MA 02109, on November [ ], 2006 at 3:00 p.m., Eastern Time, for the purposes listed below.

Please review the proposals listed below carefully and be sure to vote on each proposal on which you are asked to vote.

Proposal 1. To approve an Investment Advisory Agreement for the Equity Fund between the Equity
            Fund and Green Century Capital Management, Inc.

Proposal 2. To approve an Investment Subadvisory Agreement for the Equity Fund among the
            Equity Fund, Green Century Capital Management, Inc. and Mellon Equity Associates,
            LLP.

Proposal 3. To transact such other business as may properly come before the Special Meeting of
            Shareholders and any adjournments of the Special Meeting.

   The Board of Trustees of the Equity Fund recommends that you vote in favor of the Proposals.

   Only shareholders of record on September   , 2006 will be entitled to vote
at the Special Meeting of Shareholders and at any adjournments thereof.

                                          Kristina Curtis, President
                                          Green Century Funds

September   , 2006

   YOUR VOTE IS IMPORTANT. If you promptly vote, sign and return the enclosed proxy card(s) you will help avoid the additional expense of a second solicitation. The enclosed addressed envelope requires no postage and is provided for your convenience. You may also vote by calling the toll-free number listed on the proxy card, or visiting the web site address listed on the proxy card.

                           GREEN CENTURY EQUITY FUND

                          114 State Street, Suite 200
                               Boston, MA 02109
                  Telephone: 1-800-93-GREEN (1-800-934-7336)

                                PROXY STATEMENT

   This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees of the Green Century Equity Fund (the "Equity Fund") for use at a Special Meeting of Shareholders of the Equity Fund, or any adjournment thereof, to be held at the offices of Green Century Capital Management, Inc., 114 State Street, Boston, MA 02109, on November [ ], 2006 at 3:00 p.m., Eastern Time, for the purposes set forth in the accompanying Notice of Special Meeting.

   The Equity Fund's Annual Report for the fiscal year ended July 31, 2005, including audited financial statements, and Semi-Annual Report for the period ended January 31, 2006, have previously been sent to shareholders and are available without charge by written request to Green Century Capital Management, Inc., 114 State Street, Suite 200, Boston, MA 02109, by calling Green Century Capital Management at 1-800-93-GREEN (1-800-934-7336), or by downloading the reports from our website at www.greencentury.com.

   This Proxy Statement is divided into the following four parts:

    Part 1. Overview.                                             Pages    1

    Part 2. Information Regarding Voting and the Special Meeting. Pages    2

    Part 3. The Proposals.                                        Pages    3

    Part 4. Information Regarding the Equity Fund.                Pages   17

   This Proxy Statement was first mailed to shareholders on or about September , 2006.

PART 1. OVERVIEW.

   The Board of Trustees of the Green Century Equity Fund (the "Equity Fund" or the "Fund") has called a Special Meeting of Shareholders for the purposes described in the accompanying Notice of Special Meeting and as summarized below. The purpose of this Proxy Statement is to provide you with additional information regarding the proposals to be voted on at the Meeting and to request your vote in favor of the proposals.

   The Equity Fund is an open-end management investment company, or mutual fund. The Fund is an index fund whose investment objective is to achieve long-term total return which matches the performance of an index comprised of stocks of 400 companies selected based on social and environmental criteria.

                             Summary of Proposals

   Each of the following proposals is discussed in more detail in Part 3 of this Proxy Statement.

   Proposal 1. Approval of an Investment Advisory Agreement for the Equity Fund between the Equity Fund and Green Century Capital Management, Inc.

   Currently, the Equity Fund pursues its investment objective by investing substantially all of its assets in the Domini Social Equity Trust, which in turn invests in the 400 companies included in the Domini 400 Social/SM/ Index (the "Index"). Accordingly, the Fund does not currently have its own investment adviser. Because the

Domini Social Equity Trust will change its investment strategy, the Board of Trustees of the Fund proposes that effective November 28, 2006, the Fund directly invest in the securities of the companies included in the Index. In order to execute this new investment strategy, the Board of Trustees is proposing that Green Century Capital Management, Inc. ("Green Century"), the Fund's administrator, be appointed as the Fund's investment adviser. The Board has determined that Green Century will be able to effectively oversee the Equity Fund's direct investment in the securities of the companies included in the Index.

   Shareholders of the Fund are asked to approve an Investment Advisory Agreement between the Fund and Green Century. See Proposal 1 in Part 3 for more information.

   Proposal 2. Approval of an Investment Subadvisory Agreement for the Equity Fund among the Equity Fund, Green Century Capital Management, Inc. and Mellon Equity Associates, LLP.

   In order to execute the change from investing substantially all of its assets in the Domini Social Equity Trust to direct investment in the stocks which make up the Index, Mellon Equity Associates, LLP ("Mellon Equity ") is proposed as the investment subadviser of the Fund. The Board has determined that Mellon Equity has the experience in index investing and commitment to environmentally responsible investing to manage the Equity Fund.

   Shareholders are asked to approve an Investment Subadvisory Agreement among the Equity Fund, Green Century and Mellon Equity. See Proposal 2 in Part 3 for more information.

PART 2. INFORMATION REGARDING VOTING AND THE SPECIAL MEETING.

                                Voting Process

   You can vote in any one of the following ways:

  .   By mail, by filling out and returning the enclosed proxy card(s);

  .   By telephone, by dialing the toll-free number listed on the proxy card(s);

  . By the internet, by visiting the web site address listed on the proxy card(s); and

  .   In person at the Meeting.

Whichever method you choose to vote, please carefully read this Proxy Statement, which describes in detail the proposals upon which you are asked to vote.

   If you received more than one proxy card, please vote each proxy card separately, either by returning each card via mail or by voting each card on the toll-free number or via the internet.

   If you return your proxy and fail to provide instructions as to how to vote your shares with respect to any proposal, your shares will be voted FOR that proposal.

                                  Record Date

   The close of business on September [ ], 2006 has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at
the Meeting. [      ] shares of the Equity Fund (par value $0.01 per share)
were outstanding as of the close of business on the Record Date.

                                    Quorum

   Holders of a majority of the shares of the Fund outstanding on the Record Date constitute a quorum and must be present in person or represented by proxy at the Meeting for purposes of voting on Proposals 1 and 2. Your shares will be represented by proxy at the Meeting if you vote by mail, by telephone, or by the internet.

   Regardless of how you vote ("For", "Against" or "Abstain"), your shares will be counted for purposes of determining the presence of a quorum. In addition, broker "non-votes" (that is, shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the broker or nominee does not have discretionary power to vote on a particular matter) will be counted for purposes of determining the presence of a quorum.

   If you mark "Abstain" on your proxy card with respect to any proposal on which you are entitled to vote, your vote will have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposals 1 and 2. Broker "non-votes" will also have the effect of a "no" vote for purposes of obtaining the requisite approval of the Proposals.

                              Revoking Your Proxy

   You may revoke your proxy at any time prior to the Meeting (or any adjournment or postponement thereof) by putting your revocation in writing, signing it and either delivering it to the Meeting or sending it to Amy F. Puffer, Secretary of the Green Century Funds, 114 State Street, Suite 200, Boston, MA 02109. You may also revoke your proxy by voting in person at the Meeting.

                        Adjournments and Postponements

   If sufficient votes in favor of any proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies with respect to that proposal. An adjournment or postponement of the Meeting will suspend the Meeting to another time. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting. If you voted in favor of a proposal or failed to provide instructions as to how to vote your shares with respect to a proposal, the persons named as proxies will vote your shares in favor of such adjournment of the Meeting with respect to that proposal. If you voted against or abstained from voting on a proposal, the persons named as proxies will vote your shares against any such adjournment. Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is postponed or adjourned to permit the additional solicitation of proxies with respect to the other proposal.

                           Proxy Solicitation Costs

   The cost of soliciting proxies (which is expected to be approximately $40,000) including the fees of a proxy soliciting agent (which is expected to be approximately $5,500) will be borne by Green Century, not the Equity Fund. In addition to solicitation by mail and the proxy soliciting agent, proxies may be solicited by the Board of Trustees, officers, and regular employees and agents of the Equity Fund and Green Century without compensation. Green Century may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies. By voting as soon as you receive your proxy materials, you will help reduce the cost of additional mailings and other solicitations, which may include telephone calls to shareholders for the purpose of reminding shareholders to vote.

PART 3. THE PROPOSALS.

                                 Introduction

   Shareholders of the Green Century Equity Fund (the "Equity Fund" or the "Fund") are being asked to approve an Investment Advisory Agreement between the Equity Fund and Green Century Capital Management,

Inc. ("Green Century") (the "Advisory Agreement") and an Investment Subadvisory Agreement among the Equity Fund, Green Century and Mellon Equity Associates, LLP ("Mellon Equity") (the "Subadvisory Agreement", and together with the Advisory Agreement, the "Advisory Agreements") for the Fund.

   The investment objective of the Equity Fund is to achieve long-term total return which matches the performance of an index comprised of the stocks of 400 companies selected on the basis of environmental, social and governance factors. Currently, the Fund is a "feeder" fund within a structure known as a "master/feeder" mutual fund structure. Rather than invest directly in securities, the Fund now seeks to achieve its investment objective by investing substantially all of its assets in a separate fund, or "master" fund called the Domini Social Equity Trust (the "Master Fund"), which invests in the stocks which make up the Domini 400 Social/ SM/ Index/1/ (the "Index"). The Index is comprised of the common stocks of 400 companies and is screened based on social and environmental criteria.

   The Equity Fund has been informed that the Master Fund will implement an active investment strategy and will no longer invest in the securities of the companies included in the Index.

   The Board of Trustees of the Fund believes that it is in the best interests of the Equity Fund and its shareholders to continue to invest in the securities of the companies included in the Index. Accordingly, at meetings held on August 3, 2006 and August 24, 2006, the Board approved the withdrawal of the Fund's investment from the Master Fund, subject to shareholder approval of the Advisory Agreements. If shareholders of the Equity Fund approve the Advisory Agreements then, effective November 28, 2006, the Equity Fund, in accordance with its investment objective, will invest directly in the stocks which make up the Index.

   The Index was the first index constructed using environmental, social and governance criteria. It was created and launched in May 1990 by the independent investment research firm of KLD Research & Analytics, Inc. ("KLD") in order to serve as a benchmark for socially responsible investors and to determine how social and environmental screening affects the risk and return characteristics of investment portfolios. The Index is comprised of the common stocks of 400 companies selected on the basis of environmental, social and governance factors.

   In connection with the change from a master/feeder structure to direct investment in the stocks which make up the Index, the Board approved the appointment of Green Century as the investment adviser of the Fund, subject to shareholder approval of the Advisory Agreements. In its role as investment adviser, Green Century will, among other things, supervise the submanagement of the Fund and vote proxies for the Fund. In connection with its appointment as the Fund's investment adviser, Green Century will enter into an agreement with KLD to license the Index. These arrangements will allow the Equity Fund to continue to invest in the stocks that make up the Index, which is the strategy the Fund's shareholders selected when they invested in the Fund.

   Green Century has also recommended, and the Board has approved, the appointment of Mellon Equity as the investment subadviser of the Fund, subject to shareholder approval of the Advisory Agreements. If shareholders approve the Advisory Agreements, Mellon Equity's primary responsibility as subadviser of the Equity Fund will be to implement the daily transactions necessary so that the composition of the Fund matches the Index as closely as possible. Mellon Equity will not be responsible for determining the composition of the Index. In addition, Mellon Equity will provide Green Century with various reports Green Century requires to supervise the management of the Fund.

   The Board of Trustees has determined that Green Century and Mellon Equity have the experience, qualifications and commitment to environmentally responsible investing to manage the Equity Fund.

--------
/1/ Domini 400 Social/SM/ Index is a service mark of KLD Research & Analytics, Inc. and is used under license.

Proposal 1.To Approve an Investment Advisory Agreement between the Equity Fund and Green Century Capital Management, Inc.

   You are being asked to approve an Investment Advisory Agreement for the Equity Fund pursuant to which Green Century will act as the Fund's investment adviser. The Equity Fund does not currently have an investment adviser since the Fund seeks to achieve its investment objective by investing all its assets in the Master Fund. The Master Fund has retained the services of Domini Social Investments LLC ("DSIL") as investment adviser of the Master Fund. In connection with the change from a master/feeder structure to direct investment in the companies included in the Index, the Board approved the appointment of Green Century as the investment adviser of the Fund and the Advisory Agreement, subject to shareholder approval.

                  Terms of the Investment Advisory Agreement

   Please refer to Exhibit A attached to this proxy statement for the complete Advisory Agreement between the Equity Fund and Green Century. The description of the Advisory Agreement in this proxy statement is qualified in its entirety by the provisions of the Advisory Agreement attached as Exhibit A.

   The Advisory Agreement provides that Green Century will manage the investment and the reinvestment of the Fund's assets. Green Century will have authority to determine from time to time what securities are purchased, sold or exchanged, and what portion of assets of the Fund is held uninvested. The services provided by Green Century shall include determining the manner in which voting rights, right to consent to corporate action and any other rights pertaining to the portfolio securities shall be exercised.

   The Advisory Agreement provides that Green Century may render services to others. Green Century may employ, at its own expense, or may request that the Fund, employ (subject to the requirements of the Investment Company Act of 1940 (the "1940 Act")) one or more subadvisers, subject to Green Century's supervision. The Advisory Agreement is terminable without penalty upon 60 days' written notice by the Fund, when authorized either by majority vote of the outstanding voting securities of the Fund, or by a vote of a majority of the Board of Trustees of the Fund, or by Green Century, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither it nor its personnel will be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Fund, except for willful misfeasance, bad faith, or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

   If the Advisory Agreement is approved by the vote of the holders of a "majority of the outstanding voting securities" (as defined under the heading "Vote Required" below) of the Fund, the Advisory Agreement will become effective on November 28, 2006 and continue in effect until November 28, 2008, and thereafter will continue in effect if such continuance is specifically approved at least annually by the Board of Trustees or by a majority of the outstanding voting securities of the Fund at a meeting called for the purpose of voting on the Advisory Agreement, and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Advisory Agreement.

                  Investment Advisory and Administrative Fees

   The Fund, as an investor in the Master Fund, currently pays a portion of the investment advisory fee charged to the Master Fund by DSIL. DSIL is entitled to receive monthly a fee from the Master Fund in the amount of 0.20% of the first $2 billion of net assets managed, 0.19% of the next $500 million of net assets managed and 0.18% of net assets managed in excess of $2.5 billion for providing investment advisory services to the Master Fund.

   If the shareholders of the Fund approve the Advisory Agreement, the Fund will redeem its investment in the Master Fund and Green Century will manage the Fund's investments directly. The Fund will no longer pay a portion of the investment advisory fee charged to the Master Fund by DSIL but rather will pay Green Century an investment advisory fee under the Advisory Agreement. Under the Advisory Agreement, Green Century will be entitled to receive a fee from the Equity Fund equal on an annual basis to 0.25% of the average daily net assets of the Equity Fund up to but not including $100 million, 0.22% of the average daily net assets of the Equity Fund from and including $100 million up to but not including $500 million, 0.17% of the average daily net assets of the Equity Fund from and including $500 million up to but not including $1 billion, and 0.12% of the average daily net assets of the Equity Fund equal to or in excess of $1 billion for providing investment advisory services to the Fund.

   The following table demonstrates (1) the actual portion of the investment advisory fees paid by the Fund as an investor in the Master Fund for the fiscal year ended July 31, 2006; (2) the amount the Fund would have paid to Green Century if the Advisory Agreement had been in effect for that year; and (3) the difference between these amounts stated as a percentage:

            (1)
Actual Investment Advisory
Fees paid by the Fund as an                  (2)
Investor in the Master Fund    Estimated Amount the Fund would
 for the fiscal year ended    have Paid to Green Century if the           (3)
       July 31, 2006        Advisory Agreement had been in Effect Percentage Increase
--------------------------- ------------------------------------- -------------------
          $68,618                          $85,773                        25%

   Pursuant to an Administrative Services Agreement between the Fund and Green Century, Green Century, as the Fund's administrator, provides the Fund with general office facilities, supervises the overall administration of the Fund, and pays all the operating expenses of the Fund other than the Fund's investment advisory fees, if any, interest, taxes, brokerage costs and other capital expenses, expenses of the non-interested Trustees of the Fund (including counsel fees) and any extraordinary expenses.

   For this and other services, the Fund pays Green Century an administrative fee at a rate such that the Fund's total annual expenses are limited to a certain percentage of the Equity Fund's average net assets. For the fiscal year ended July 31, 2006, the Equity Fund accrued $442,588 in administrative fees. As of August 3, 2006, Green Century has contractually agreed to reduce its administrative fee so that the Fund's total annual expenses are decreased from 1.50% to 0.95%. This reduction in the administrative fee will continue if the Advisory Agreements are approved.

   To assist you in understanding the effect of the proposed increase in the advisory fee and the attendent decrease in the administrative fee on the expense of investing in shares of the Equity Fund, the following table summarizes the expenses incurred by the Fund for the fiscal year ended July 31, 2006 and also restates these expenses to show what the expenses would have been had the proposed advisory fee and the lower administrative fee been in effect during the same period.

                                                                Current(1)  Proposed
                                                                ----------  --------
Shareholder Fees
(fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases.......................    None       None
Deferred Sales Charge (Load)...................................    None       None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
  Other Distributions..........................................    None       None
Redemption Fee (2).............................................    2.00%      2.00%
Exchange Fee...................................................    None       None

Annual Fund Operating Expenses
(expenses deducted from Fund assets)
Management Fees................................................    0.20%      0.25%
Distribution (12b-1) Fees......................................    None       None
Other Expenses
   Administrative Fees.........................................    1.29%(3)   0.70%(4)
   Other Fees..................................................    0.01%      0.00%
Total Annual Fund Operating Expenses...........................    1.50%      0.95%

--------
(1)For the columns and/or rows that show "current" expenses, the table and the following example reflect the aggregate fees and expenses of the Equity Fund and of the Master Fund.
(2)If you redeem or exchange your shares within 60 days of purchase or acquisition through exchange, you will be charged a redemption fee equal to 2.00% of the net asset value of the shares redeemed or exchanged. However, the redemption fee will not apply to redemptions or exchanges of shares acquired through the reinvestment of dividends or distributions. There is no additional charge to have a check mailed to you. There is a $15 fee to have your check sent to you via overnight delivery. There is a $10 fee to have your redemption proceeds wired to your bank account.
(3)Under an Administrative Services Agreement in effect until August 3, 2006, Green Century, the administrator of the Fund, paid the operating expenses of the Fund (excluding interest, taxes, brokerage costs and other capital expenses and any extraordinary expenses). For this and other services, the Fund paid Green Century an Administrative Fee at a rate such that the Equity Fund's total annual expenses were limited to 1.50% of the Equity Fund's average net assets.
(4)Under an Administrative Services Agreement effective August 3, 2006, Green Century, the administrator of the Fund, pays the operating expenses of the Fund (excluding interest, taxes, brokerage costs and other capital expenses and any extraordinary expenses). For this and other services, the Fund pays Green Century an Administrative Fee at a rate such that the Equity Fund's total annual expenses are limited to 0.95% of the Equity Fund's average net assets.

Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. This example assumes that: (1) you invest $10,000 in the Fund; (2) you redeem all of your shares at the end of the periods shown; (3) you earn a 5% return each year; and (4) the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year 3 Years 5 Years 10 Years
                                     ------ ------- ------- --------
           Current..................  $153   $474    $818    $1791
           Proposed.................  $ 97   $303    $525    $1166

   If the Advisory Agreement is approved, the investment advisory fees payable by the Fund will increase. However, as a result of Green Century's contractual agreement to reduce its administrative fee, the total annual Fund operating expenses will decrease from 1.50% to 0.95%.

                        Information about Green Century

   Green Century, a Massachusetts corporation with principal offices located at 114 State Street, Suite 200, Boston, MA 02109, is currently the administrator for the Equity Fund. Green Century has served as the Fund's administrator since the Fund commenced operations in 1995. Green Century is also the investment adviser and administrator for the Green Century Balanced Fund and oversees the portfolio management of the Balanced Fund on a day-to-day basis. Green Century has served as investment adviser and administrator for the Balanced Fund since the commencement of operations of the Balanced Fund in 1992. Green Century does not currently provide investment advisory services to any other funds.

   Green Century was founded in 1991 by a partnership of not-for-profit environmental advocacy organizations for the following purposes: to provide quality environmentally responsible investment opportunities to the members of its founding organizations and other environmentally conscious investors; to generate revenue to support the environmental research and advocacy work of its founding organizations; and to work in tandem with its founding organizations to promote greater corporate environmental responsibility by advocating that companies improve their environmental performance. As do the advocacy organizations that founded Green Century, Green Century upholds the right of people to speak for the public interest and corporate responsibility.

   Green Century is wholly owned by Paradigm Partners, a California general partnership, the partners of which are all not-for-profit advocacy organizations. These organizations are: California Public Interest Research Group (CALPIRG); Citizen Lobby of New Jersey; Colorado Public Interest Research Group; ConnPIRG Citizen Lobby; Fund for Public Interest Research; Massachusetts Public Interest Research Group (MASSPIRG); MOPIRG Citizen Organization; PIRGIM Public Interest Lobby; and Washington State Public Interest Research Group (WASHPIRG). MASSPIRG owns approximately 46% of Paradigm Partners.

   Management and Governance. Listed below are the names, positions and principal occupations of the directors and officers of Green Century or its affiliates as of June 30, 2006. The principal business address of the principal executive officer and directors of Green Century is 114 State Street, Suite 200, Boston, MA 02109. Certain directors and officers of Green Century are also Trustees and/or officers of the Fund, as noted below:

                           Position with         Position Held
                           Green Century           with the
Name                     or its Affiliates           Fund      Other Principal Occupation
----                     -----------------       ------------- --------------------------
Wendy Wendlandt    President, Green Century;
                   Senior Staff, Fund for Public
                   Interest Research, Center for
                   Public Interest Research.       Trustee     None.

Kristina A. Curtis Senior Vice President of
                   Finance and Operations,
                   Treasurer and Director, Green
                   Century.                       President    None.

Amy F. Puffer      Chief Compliance Officer,        Chief
                   Clerk and Director, Green      Compliance
                   Century.                        Officer;
                                                  Secretary    None.

Erin W. Gray       Director, Consultant, Green
                   Century.                          None      None.

Douglas H. Phelps  Director, Green Century;                    President, Telefund, Inc.;
                   Chairman, Fund for Public                   President, Grassroots
                   Interest Research.              Trustee     Campaigns, Inc.

                            Portfolio Transactions

   For the fiscal year ended July 31, 2006, brokerage transactions were not placed with any person affiliated with the Equity Fund, Green Century, UMB Fund Services, Inc. (the Fund's subadministrator), UMB Distribution Services, LLC (the Fund's distributor), Unified Fund Services, Inc. (the Fund's transfer agent), or Investors Bank & Trust Company (the Fund's custodian), the Master Fund, DSIL (the Master Fund's investment adviser), SSgA (the Master Fund's current investment subadviser) or DSIL Investment Services LLC (the Master Fund's distributor).

                      Evaluation by the Board of Trustees

   At an in-person meeting on August 3, 2006, the Board of Trustees of the Equity Fund, including a majority of the Independent Trustees, considered the approval of the Advisory Agreement between the Green Century Funds on behalf of the Equity Fund and Green Century that would become effective upon the withdrawal of the Equity Fund's investment in the Master Fund.

   In connection with their deliberations at that meeting, and at a separate executive session of the Independent Trustees also held on August 3, 2006, the Trustees considered, among other things, information provided by Green Century regarding (1) the nature, quality and extent of the services proposed to be provided by Green Century to the Fund, (2) expenses of the Fund and the advisory fee proposed to be paid to Green Century, and (3) the prospective profitability of the proposed Advisory Agreement to Green Century. The Independent Trustees were advised by independent counsel in considering these materials and the approval of the Advisory Agreement. The Trustees considered all the information provided to them by Green Century, including information provided throughout Green Century's tenure as investment adviser to the Green Century Balanced Fund. The Trustees had previously been provided with a memorandum prepared by their independent counsel with respect to the applicable legal standards, including the factors to be considered, in connection with the Trustees' review of the Advisory Agreement. In approving the Advisory Agreement at the meeting held on August 3, 2006, the Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Agreement included the following.

   Nature, Quality, and Extent of Services Performed. The Trustees considered the scope and quality of the services proposed to be performed for the Equity Fund by Green Century, including the resources to be dedicated by Green Century. These services included the oversight to be provided by Green Century with respect to the portfolio management and performance of the Equity Fund in tracking the Index; the implementation of the environmental policies of the Equity Fund by voting the Equity Fund's shareholder proxies; and the overall compliance oversight of the Equity Fund and its other service providers to be provided by Green Century.

   The Trustees also considered that Green Century, upon the direction of the Trustees, had negotiated a licensing agreement with KLD that would allow the Equity Fund to continue its existing strategy of investing in a portfolio that seeks to track the Index. The Trustees considered Green Century's resources and abilities to be dedicated to marketing the Equity Fund and its ability to coordinate efforts with KLD to promote the Fund.

   In addition, the Trustees considered the administrative services provided by Green Century, including the oversight and coordination of the activities of all of the Equity Fund's other service providers.

   Based on their review of all the services proposed to be provided and their analysis of Green Century's ability to provide those services, including its past demonstrated abilities, the Trustees concluded that Green Century had the capabilities, resources and personnel necessary to provide advisory services to the Equity Fund under the Advisory Agreement.

   Costs of Services Provided and Profitability. The Trustees considered the proposed advisory fees to be paid to Green Century by the Equity Fund and the prospective profitability and fall-out benefits to Green Century from the proposed arrangement with the Equity Fund. The Trustees reviewed and considered an analysis of the proposed advisory fee, subadvisory fee and total expense ratio of the Equity Fund, and comparative data for other mutual funds.

   The Trustees reviewed the level of the proposed advisory fees compared to the advisory fees paid by other mutual funds with similar investment objectives and strategies as the Equity Fund. The Trustees noted that, based on the information provided, the proposed advisory fees to be paid to Green Century were lower than the average advisory fees paid by other socially responsible mutual funds; higher than the average fees paid by equity index funds; and comparable with the average advisory fees for equity index funds with under $100 million in assets. The Trustees also considered that the proposed overall level of fees, including the advisory fee, was lower than the overall present fee level, including the advisory fee for the Equity Fund's investment in the Master Fund.

   Green Century provided the Trustees with information relating to the prospective profitability of the Advisory Agreement to Green Century. In that regard, the Trustees considered the proposed subadvisory fee and the other expenses that would be incurred by Green Century in providing advisory services to the Equity Fund. The Trustees also considered that Green Century has proposed an Amendment to the Administrative Services Agreement for the Equity Fund which would reduce the total annual expenses of the Fund to 0.95% while the expenses to be incurred by Green Century in providing services to the Fund would increase under the new structure.

   The Trustees considered that Green Century stated that it would not realize a profit on the management of the Equity Fund until assets increase significantly above current levels. In considering the cost allocation methodology used by Green Century, the Trustees took under consideration that Green Century does not provide advisory or administrative services to other mutual fund or non-mutual fund clients other than those services it provides to the Green Century Balanced Fund. The Trustees also considered Green Century's non-profit ownership structure, its cost structure and personnel needs, and its investment in shareholder advocacy to further the Equity Fund's stated objective of promoting greater corporate environmental accountability. After reviewing the information described above, the Trustees, including the Independent Trustees, concluded that the fees provided in the Advisory Agreement, taking into account the costs of the services provided by the Adviser and the profitability to the Adviser of its proposed relationship with the Equity Fund, supported the approval of the Advisory Agreement. The Trustees also concluded that the fees proposed in the Advisory Agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

   Other Benefits. The Trustees evaluated potential other benefits Green Century may realize from its relationship with the Equity Fund. The Trustees noted that Green Century would not receive any brokerage fees or soft dollar benefits from its relationship with the Equity Fund. The Trustees also considered the reputational and other advantages Green Century may gain from its relationship with the Equity Fund. The Trustees concluded that the benefits expected to be received by Green Century were reasonable in the context of the relationship between Green Century and the Equity Fund, and supported the approval of the Advisory Agreement.

   Investment Performance. The Trustees reviewed and considered information regarding the investment performance of accounts managed by Green Century and considered Green Century's experience in evaluating, recommending and overseeing investment subadvisers who conduct day-to-day portfolio management. The Trustees noted that Green Century would be responsible for monitoring the performance of the subadviser in tracking the Index. After considering all the factors deemed appropriate, the Trustees concluded that Green Century's experience in overseeing investment subadvisers together with Green Century's experience in environmentally and socially responsible investing supported the approval of the Advisory Agreement.

   Economies of Scale. The Trustees also considered whether economies of scale could be realized by Green Century as the Equity Fund grew in asset size and the extent to which such economies of scale were reflected in the proposed fee schedule. They noted the relatively small size of the Equity Fund considered that if the assets were to increase, Green Century could have the opportunity to experience economies of scale as fixed costs would become a smaller percentage of the Fund's assets and some of the Fund's service providers' fees, as a percentage of the Fund's assets, could decrease. They also noted that pursuant to the proposed Advisory Agreement, the advisory fees proposed to be paid to Green Century include breakpoints at $100 million, $500 million and $1 billion. The Trustees concluded that economies of scale might be realized as the Fund grew, and that the fee schedule as proposed was appropriate at the present time, and supported the approval of the Advisory Agreement.

   Based on their review of all factors deemed relevant, the Trustees, including a majority of the Independent Trustees, concluded that the Advisory Agreement should be approved and submitted to the Equity Fund's shareholders for approval. The Trustees also noted that they would consider whether to renew the Advisory Agreement after an initial two-year period and annually thereafter.

                                 Vote Required

   A vote of a majority of the outstanding voting securities of the Equity Fund (within the meaning of the 1940 Act) will be required to approve the Advisory Agreement. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Equity Fund means the affirmative vote by holders of the lesser of (a) 67% or more of the Equity Fund's outstanding voting securities present at a meeting if holders of more than 50% of the Equity Fund's outstanding voting securities are present in person or by proxy or (b) more than 50% of the Equity Fund's outstanding voting securities.

   The Advisory Agreement will not go into effect unless the Subadvisory Agreement described in Proposal 2 is also approved by shareholders of the Equity Fund. In the event that the Advisory Agreement and the Subadvisory Agreement do not receive the requisite shareholder approval, the Board of Trustees will continue the Fund's investment in the Master Fund, negotiate a new investment advisory agreement with a different advisory organization or make other appropriate arrangements, in each case subject to approval of shareholders in accordance with the 1940 Act.

   The Board of Trustees recommends that you vote FOR approval of the Advisory Agreement.

Proposal 2.To Approve an Investment Subadvisory Agreement among the Equity
           Fund, Green Century Capital Management, Inc. and Mellon Equity Associates, LLP.

   If shareholders approve the Advisory Agreement, Green Century will be responsible for the management of the Equity Fund. As part of its responsibilities, Green Century may select and employ, subject to the review and approval of the Board of Trustees and that of shareholders, as may be required, one or more subadvisers to invest the Equity Fund's assets consistent with the Fund's investment objective to achieve long-term total return that matches the performance of the Domini 400 Social/SM/ Index (the "Index"). Green Century and the Board of Trustees will regularly review the subadviser's performance. Green Century or the Board of Trustees may terminate the services of a subadviser at any time, subject to the termination provisions of a subadvisory agreement.

   Green Century has recommended, and the Board of Trustees has approved, the appointment of Mellon Equity Associates, LLP ("Mellon Equity") as the investment subadviser of the Equity Fund. If this proposal and the Advisory Agreements are approved by shareholders of the Equity Fund as provided herein, the Subadvisory Agreement will go into effect on November 28, 2006.

   If shareholders approve the Subadvisory Agreement, Mellon Equity will be responsible for investing the Fund's assets in a manner consistent with the terms of the Subadvisory Agreement and the investment objective of the Fund. Mellon Equity's primary responsibility will be to ensure that the portfolio holdings of the Fund match the composition of the Index as closely as possible. Mellon Equity will not select the stocks that make up the Index.

                      Terms of the Subadvisory Agreement

   Please refer to Exhibit B attached to this Proxy Statement for the complete Subadvisory Agreement. The description of the Subadvisory Agreement in this Proxy Statement is qualified in its entirety by the provisions of the Subadvisory Agreement in Exhibit B.

   Pursuant to the Subadvisory Agreement, Mellon Equity will implement the daily portfolio transactions necessary to maintain the proper correlation between the assets of the Fund and the Index, subject always to the provisions of the 1940 Act and to the investment objective, policies and restrictions imposed by the Equity Fund's then-current Registration Statement under the 1940 Act and the Fund's Declaration of Trust and By-Laws. Mellon Equity will not determine the composition of the Index. Mellon Equity will also provide Green Century and the Board of Trustees with such reports and data as may be requested from time to time. Mellon Equity will furnish at its own expense all services, facilities and personnel necessary in connection with its activities under the Subadvisory Agreement. The Subadvisory Agreement provides that Mellon Equity may render services to others.

   The Subadvisory Agreement also provides that Mellon Equity will obtain for the Equity Fund, in its judgment, best available execution in executing the Equity Fund's portfolio transactions, and shall direct orders in connection with the purchase and sale of the Equity Fund's portfolio securities to broker-dealers that sell shares of the Equity Fund only to the extent that placing such orders is in compliance with applicable laws. The Subadvisory Agreement provides that Mellon Equity may not use commissions paid to broker-dealers in connection with the purchase or sale of Fund securities to generate so-called "soft dollars". The Subadvisory Agreement provides that Mellon Equity may aggregate orders for the purchase or sale of portfolio securities for the Equity Fund with orders for other portfolios managed by Mellon Equity, provided that all securities purchased or proceeds of the sale of securities are allocated at the average execution price.

   The Subadvisory Agreement provides that Mellon Equity is not liable for any error of judgment or for any act or omission in the execution of securities transactions for the Equity Fund, except for willful misfeasance, bad faith, negligence, violation of law or reckless disregard of its obligations and duties under the Subadvisory Agreement.

   If approved by the shareholders of the Equity Fund, the Subadvisory Agreement will become effective on November 28, 2006 and will continue in effect for two years, and thereafter will continue in effect if such continuance is specifically approved at least annually by vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940
Act) of the Equity Fund or by vote of a majority of the Fund's Board of Trustees, and in either case by the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) at a meeting called for the purpose of voting on the Subadvisory Agreement.

   The Subadvisory Agreement may be terminated without penalty (i) by the Equity Fund's Board of Trustees or by a vote of a majority of the outstanding voting securities of the Equity Fund on not more than 60 days' nor less than 30 days' prior written notice to Mellon Equity and Green Century, (ii) by Green Century upon not more than 60 days' nor less than 30 days' prior written notice to the Equity Fund and Mellon Equity or (iii) by Mellon Equity upon not less than 180 days' prior written notice to the Equity Fund and Green Century. The Subadvisory Agreement will automatically terminate in the event of its assignment.

                          Investment Subadvisory Fees

   Green Century (not the Equity Fund) will pay subadvisory fees to Mellon Equity out of the investment advisory fees Green Century receives from the Equity Fund under the Advisory Agreement discussed in Proposal No. 1.

   If shareholders approve the Subadvisory Agreement, Green Century will pay to Mellon Equity, as full compensation for services to be rendered and expenses to be borne by Mellon Equity, a fee equal on an annual basis to the greater of $50,000, or 0.08% of the value of the average daily net assets of the Fund up to but not including $100 million, 0.05% of the average daily net assets of the Fund from and including $100 million up to but not including $500 million, 0.02% of the average daily net assets of the Fund from and including $500 million up to but not including $1 billion and 0.01% of the average daily net assets of the Fund equal to or in excess of $1 billion. Such fee will be accrued daily and payable following the end of each calendar quarter.

                        Information about Mellon Equity

   Mellon Equity, with principal offices located at One Mellon Center, Suite 4200, Pittsburgh, PA 15258, is an independently run, wholly owned subsidiary of Mellon Financial Corporation, organized as a Pennsylvania limited liability partnership. The firm's proprietary investment process, developed in 1982 by current principal officers of the firm, has been used to manage domestic equity accounts for U.S. tax-exempt clients since January 1983. The firm became a separate legal entity from the equity management group of the Mellon Bank Trust Department in January 1987, managing domestic equity accounts for U.S. tax-exempt clients. The firm was registered as an investment advisor in 1986 and became a separate legal entity in 1987. As of June 30, 2006, Mellon Equity managed over $20 billion in assets, including approximately $1.2 billion in socially responsible portfolios for 35 accounts.

Partners in Mellon Equity

   Listed below are the names and ownership status of the partners in Mellon Equity as of June 30, 2006. The primary business address of each partner is One Mellon Center, Suite 4200, Pittsburgh, PA 15258.

                     Name                Ownership Status
                     ----                ----------------
                     MMIP, LLC*          General Partner
                     Mellon Bank, N.A.** Limited Partner

--------
* MMIP, LLC owns a 1% interest in Mellon Equity. The sole member of MMIP, LLC is Mellon Bank, N.A.
** Mellon Bank, N.A. owns a 99% interest in Mellon Equity. The sole shareholder of Mellon Bank, N.A. is Mellon Financial Corporation.

Management and Governance

   Listed below are the names, positions and principal occupations of the members of the Executive Committee and the principal executive officers of Mellon Equity as of June 30, 2006. The principal business address of all members of the Executive Committee and all principal executive officers is One Mellon Center, Suite 4200, Pittsburgh, PA 15258.

   Name                Position with Mellon Equity Other Principal Occupation
   ----                --------------------------- --------------------------
   Ronald P. O'Hanley     Chairman, Executive
                            Committee Member                  N/A

   Stephen E. Canter   Executive Committee Member             N/A

   Joseph J. Nagoniak  Executive Committee Member             N/A

   William P. Rydell        President, Chief
                           Executive Officer,
                       Executive Committee Member             N/A

   Patricia K. Nichols       Executive Vice
                            President, Chief
                           Operating Officer,
                       Executive Committee Member             N/A

   Robert A. Wilk           Chief Investment
                          Officer, Senior Vice
                          President, Executive
                            Committee Member                  N/A

   Scott E. Wennerholm Executive Committee Member             N/A

   As of June 30, 2006, no Trustee or Officer of the Equity Fund is an officer, director, general partner or shareholder of Mellon Equity.

   Mellon Equity provides investment advisory services to another fund that has a similar investment objective as the Equity Fund. Information concerning this mutual fund, including the net assets of such fund and the fee paid to Mellon Equity for its services to such fund, is provided in the table below.

                         Net Assets of Fund as of
Name of Fund                     6/30/06              Fee Paid to Mellon Equity
------------             ------------------------     -------------------------
Dreyfus Stock Index Fund       $3.9 billion       0.095% of average daily net assets

   All information contained in this Proxy Statement about Mellon Equity has been provided by Mellon Equity.

                      Evaluation by the Board of Trustees

   At an in-person meeting on August 24, 2006, the Board of Trustees of the Equity Fund, including a majority of the Independent Trustees, considered the approval of the Subadvisory Agreement among the Green Century Funds on behalf of the Equity Fund, Green Century, and Mellon Equity that would become effective upon the withdrawal of the Equity Fund's investment in the Master Fund.

   In connection with their deliberations at that meeting, and at a separate executive session of the Independent Trustees also held on August 24, 2006, the Trustees considered, among other things, information provided by Green Century and Mellon Equity regarding (1) the nature, quality and extent of the services proposed to be provided by Mellon Equity to the Fund, (2) expenses of the Fund and the subadvisory fee proposed to be paid to

Mellon Equity, and (3) the prospective profitability of the proposed Subadvisory Agreement to Mellon Equity. The Independent Trustees were advised by independent counsel in considering these materials and the approval of the Subadvisory Agreement. The Trustees considered all the information provided to them by Green Century and Mellon Equity. The Trustees had previously been provided with a memorandum prepared by their independent counsel with respect to the applicable legal standards, including the factors to be considered, in connection with the Trustees' review of the Subadvisory Agreement. In approving the Subadvisory Agreement at the meeting held on August 24, 2006, the Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Agreement included the following.

   Nature, Quality, and Extent of Services Performed. The Trustees considered the scope and quality of the services proposed to be performed for the Equity Fund by Mellon Equity, including the resources to be dedicated by Mellon Equity, and its general reputation in the investment industry. The Trustees considered Mellon Equity's experience and expertise in conducting trading operations, managing portfolios with investment strategies similar to the Equity Fund, and managing registered investment companies for other third parties. In particular, the Trustees considered the fact that Mellon Equity had demonstrated its familiarity with and experience in respect of the Index and that it had broad familiarity with social investment indexes. The Trustees also considered the information provided to the Trustees by representatives of Mellon Equity at the meeting with respect to the financial statements of Mellon Financial Corporation, assets under management, trading capability, performance data presented, and the experience of the Mellon Equity team that would be providing services to the Equity Fund. The Trustees also considered Mellon Equity's compliance policies and procedures and compliance record, and interviewed Mellon Equity's Chief Compliance Officer.

   Based on their review of all the services proposed to be provided and their analysis of Mellon Equity's ability to provide those services, the Trustees concluded that Mellon Equity had the capabilities, resources and personnel necessary to provide subadvisory services to the Equity Fund under the Subadvisory Agreement.

   Costs of Services Provided and Profitability. The Trustees considered the proposed subadvisory fees to be paid to Mellon Equity by Green Century and the prospective profitability and fall-out benefits to Mellon Equity from the proposed arrangement with the Equity Fund. The Trustees reviewed and considered an analysis of the proposed subadvisory fee compared to the subadvisory fees paid by other mutual funds with similar investment objectives and strategies as the Equity Fund. The Trustees noted that, based on the information provided, the proposed subadvisory fees to be paid to Mellon Equity were lower than the average subadvisory fees paid by other socially responsible mutual funds, lower than the average subadvisory fees paid by large-capitalization growth funds, and higher than the average subadvisory fees paid by equity index funds. The Trustees noted that the fees proposed in the Agreement were subject to a minimum annual amount at current asset levels, and that at higher asset levels the subadvisory fee would be comparable with the average subadvisory fees paid by equity index funds. The Trustees also considered that the proposed subadvisory fee would be paid by Green Century and not by the Fund and that pursuant to an amended Administrative Services Agreement, Green Century had previously agreed to lower the total annual expenses of the Fund.

   Mellon Equity provided the Trustees with information regarding the prospective profitability of the Subadvisory Agreement to Mellon Equity. In that regard, the Trustees considered the expenses that would be incurred by Mellon Equity in providing subadvisory services to the Equity Fund. Mellon Equity provided information to the Trustees on its cost allocation methodology used in arriving at its projected initial annual estimate of the expenses to be incurred by it in connection with its services to the Equity Fund. The Trustees considered that Mellon Equity projected a slight loss at current asset levels and noted that Mellon Equity projected that it would realize a profit when the Equity Fund's assets reach approximately double their current size. The Trustees also considered Mellon Equity's fee structure and what it charges similar investment company clients and determined that the proposed subadvisory fees were within range, if not lower, than the fees Mellon Equity charges its other clients for which it manages passive equity accounts. After reviewing the information described above and in view of the discussions with representatives of Mellon Equity at the meeting, the Trustees, including the Independent Trustees, concluded that the fees provided in the Subadvisory Agreement, taking into account the costs of the services provided by Mellon Equity and the profitability to Mellon Equity of its proposed relationship with the Equity Fund, supported the approval of the Subadvisory Agreement. The Trustees also concluded that the fees proposed in the Subadvisory Agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

   Other Benefits. The Trustees evaluated potential other benefits Mellon Equity may realize from its relationship with the Equity Fund. The Trustees noted that Mellon Equity does not execute trades for index portfolios with any affiliated broker-dealer or to generate soft dollar benefits; therefore neither Mellon Equity nor its affiliates would receive brokerage fees or soft dollars due to its relationship with the Equity Fund. The Trustees also considered the reputational and other advantages Mellon Equity may gain from its relationship with the Equity Fund. The Trustees concluded that the benefits expected to be received by Mellon Equity were reasonable in the context of the proposed relationship and supported the approval of the Subadvisory Agreement.

   Investment Performance. The Trustees reviewed and considered information regarding the investment performance of accounts managed by Mellon Equity, including performance information provided by Mellon Equity on other portfolios it manages which track established indexes. The Trustees also reviewed the tracking error data provided by Mellon Equity. After considering all the factors deemed appropriate, the Trustees concluded that Mellon Equity's experience in managing portfolios with passive investment strategies supported the approval of the Subadvisory Agreement.

   Economies of Scale. The Trustees noted Mellon Equity stated that it would benefit from economies of scale as the Fund grew and that the proposed Subadvisory Agreement included breakpoints that reflected the projected economies at larger asset levels. The Trustees considered that pursuant to the proposed Agreement, the fees to be paid to Mellon Equity included breakpoints at $100 million, $500 million and $1 billion. The Trustees concluded that the fee schedule as proposed was appropriate at the present time, and supported the approval of the Subadvisory Agreement.

   Based on their review of all factors deemed relevant, the Trustees, including a majority of the Independent Trustees, concluded that the Subadvisory Agreement should be approved and submitted to the Equity Fund's shareholders for approval. The Trustees also noted that they would consider whether to renew the Subadvisory Agreement after an initial two-year period and annually thereafter.

                                 Vote Required

   A vote of a majority of the outstanding voting securities of the Equity Fund (within the meaning of the 1940 Act) will be required to approve the Subadvisory Agreement. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Equity Fund means the affirmative vote by holders of the lesser of (a) 67% or more of the Equity Fund's outstanding voting securities present at a meeting if holders of more than 50% of the Equity Fund's outstanding voting securities are present in person or by proxy or (b) more than 50% of the Equity Fund's outstanding voting securities.

   The Subadvisory Agreement will not go into effect unless the Advisory Agreement is also approved by shareholders of the Equity Fund. In the event that the Advisory Agreement and the Subadvisory Agreement do not receive the requisite shareholder approval, the Board of Trustees will continue the Fund's investment in the Master Fund, negotiate a new investment subadvisory agreement with a different advisory organization or make other appropriate arrangements, in each case subject to approval of shareholders in accordance with the 1940 Act.

   The Board of Trustees recommends that you vote FOR approval of the Mellon Equity Subadvisory Agreement.

Proposal 3.To transact such other business as may properly come before the
           Special Meeting of Shareholders and any adjournments of the Special Meeting.

   The management of the Equity Fund knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

PART 4. INFORMATION REGARDING THE EQUITY FUND.

                         Interests of Certain Persons

   As of September   , 2006, to the best knowledge of the Equity Fund, the
following persons owned of record 5% or more of the outstanding shares of the Equity Fund:

                                       Number of   Percent
                        Record Owner    Shares    of Shares
                        ------------   ---------  ---------

                            Additional Information

   The Fund is a series of the Green Century Funds (the "Trust"), a diversified, open-end registered investment company organized as a Massachusetts business trust under an Declaration of Trust dated as of July 1, 1991. The Equity Fund was designated as a separate series of the Trust on April 7, 1995. The mailing address of the Trust is 114 State Street, Suite 200, Boston, MA 02109.

   The Fund's distributor is UMB Distribution Services, LLC. The principal business address of UMB Distribution Services, LLC is 803 West Michigan Street, Suite A, Milwaukee, WI 53233. Unified Fund Services, Inc. acts as transfer agent and dividend disbursing agent for the Fund. The principal business address of Unified Fund Services, Inc. is 431 North Pennsylvania Street, Indianapolis, IN 46204-18061. Investors Bank & Trust Company ("IBT") acts as the custodian for the Fund. IBT's principal business address is 200 Clarendon Street, Boston, Massachusetts 02116.

                     Shareholders Sharing the Same Address

   If two or more shareholders share the same address, only one copy of this proxy statement may be delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will promptly deliver a separate copy of this proxy statement to a shareholder at a shared address. Please note that each shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-800-221-5519 or forward a written request to the Trust at Green Century Funds, PO Box 6110, Indianapolis, IN 46206-6110 if you would like to
(1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

                        Submission of Certain Proposals

   The Trust is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Fund, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust's office within a reasonable time before the next proxy solicitation is made.

                       By Order of the Board of Trustees,

                           Amy F. Puffer, Secretary

                                                             September   , 2006

                                                                      Exhibit A

                         INVESTMENT ADVISORY AGREEMENT

   INVESTMENT ADVISORY AGREEMENT, dated as of November 28, 2006, by and among GREEN CENTURY CAPITAL MANAGEMENT, INC., a Massachusetts corporation having its principal place of business in Boston, Massachusetts (the "Adviser"), and GREEN CENTURY FUNDS, a Massachusetts business trust created pursuant to a Declaration of Trust dated as of July 1, 1991, as amended from time to time (the "Trust") on behalf of the Green Century Equity Fund.

   WHEREAS, the Trust has been organized to operate as an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

   WHEREAS, the shares of beneficial interest (par value $0.01 per share) of the Trust are divided into two separate series, Green Century Balanced Fund (the "Balanced Fund") and Green Century Equity Fund (the "Equity Fund") (each, along with any series which may in the future be established, a "Series"); and

   WHEREAS, the Trust on behalf of the Equity Fund desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser and to have an investment adviser perform for it various investment advisory and research services and other management services; and

   WHEREAS, the Adviser has been organized to operate as an investment adviser registered under the Investment Advisers Act of 1940, as amended, and desires to provide investment advisory services to the Trust on behalf of the Equity Fund;

   NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

   1. Employment of the Adviser. The Trust hereby employs the Adviser to manage the investment and reinvestment of the assets of the Equity Fund subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

   2. Obligations of and Services to be Provided by the Adviser. In providing the services and assuming the obligations set forth herein, the Adviser may, at its expense, employ one or more subadvisers. References herein to the Adviser shall include any subadviser employed by the Adviser. Any agreement between the Adviser and a subadviser shall be subject to the renewal, termination and amendment provisions of paragraph 9 hereof. The Adviser undertakes to provide the following services and to assume the following obligations:

      a. The Adviser shall manage the investment and reinvestment of the assets of the Equity Fund, subject to and in accordance with the investment objectives and policies of the Equity Fund and any directions which the Trust's Board of Trustees may issue from time to time. In pursuance of the foregoing, the Adviser shall make all determinations with respect to the investment of the assets of the Equity Fund and the purchase and sale of portfolio securities and shall take such steps as may be necessary to implement the same. Such determination and services shall also include determining the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities shall be exercised. The Adviser shall render regular reports to the Trust's Board of Trustees concerning the Trust's investment activities.

      b. The Adviser shall, in the name of the Equity Fund, place orders for the execution of the Equity Fund's portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the Securities Act of 1933, as such registration statements may be amended from time to time. In connection with the placement of orders for the execution of the Equity Fund's portfolio transactions, the Adviser shall create and maintain all necessary brokerage records of the Trust in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

      c. The Adviser shall bear its expenses of providing services to the Trust pursuant to this Agreement except such expenses as are undertaken by the Trust. In addition, the Adviser shall pay the salaries and fees, if any, of all Trustees, executive officers and employees of the Trust who are affiliated persons, as defined in Section 2(a)(3) of the 1940 Act, of the Adviser.

   3. Compensation of Adviser.

      a. As compensation for the services rendered and obligations assumed hereunder by the Adviser, the Trust shall pay to the Adviser monthly a fee from the Equity Fund equal on an annual basis to 0.25% of the average daily net assets of the Equity Fund up to but not including $100 million, 0.22% of the average daily net assets of the Equity Fund from and including $100 million up to but not including $500 million, 0.17% of the average daily net assets of the Equity Fund from and including $500 million up to but not including $1 billion, and 0.12% of the average daily net assets of the Equity Fund equal to or in excess of $1 billion. Such fee shall be computed and accrued daily. If Green Century Capital Management, Inc. serves as investment adviser for less than the whole of any period specified in this
   Section 3a, the compensation to Green Century Capital Management, Inc., as Adviser, shall be prorated. For purposes of calculating the Adviser's fee, the daily value of the Equity Fund's net assets shall be computed by the same method as the Trust uses to compute the value of the Equity Fund's net assets in connection with the determination of net asset value of the Equity Fund's shares.

      b. The Adviser reserves the right to waive all or part of its fee.

   4. Activities of the Adviser. The services of the Adviser to the Trust hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others. It is understood that the Trustees and officers of the Trust are or may become interested in the Adviser as stockholders, officers or otherwise, and that stockholders and officers of the Adviser are or may become similarly interested in the Trust, and that the Adviser may become interested in the Trust as a shareholder or otherwise.

   5. Use of Names. The Trust shall not use the name of the Adviser in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Adviser shall not use the name of the Trust in any material relating to the Adviser in any manner not approved prior thereto by the Trust; provided, however, that the Trust shall approve all uses of its name which merely refer in accurate terms to the appointment of the Adviser hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

   The Trustees of the Trust acknowledge that, in consideration of the Adviser's assumption of certain organization and ongoing expenses of the Trust, the Adviser has reserved for itself the right to the names "Green Century Funds", "Green Century Money Market Fund", "Green Century Equity Fund" and "Green Century Balanced Fund" (or any similar names) and that use by the Trust of such names shall continue only with the continuing consent of the Adviser, which consent may be withdrawn at any time, effective immediately, upon written notice thereof to the Trust.

   6. Limitation of Liability of the Adviser. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Equity Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. As used in this Section 6, the term "Adviser" shall include Green Century Capital Management, Inc. and/or any of its affiliates and the Directors, officers and employees of Green Century Capital Management, Inc. and/or of its affiliates.

   7. Limitation of Trust's Liability. The Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Adviser agrees that the Trust's obligations hereunder in any case shall be limited to the Trust and to its assets and that the Adviser shall not seek satisfaction of any such obligation from the shareholders of the Equity Fund nor from any Trustee, officer, employee or agent of the Trust.

   8. Force Majeure. The Adviser shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrections, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Adviser shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

   9. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and indefinitely thereafter, if its continuance after such two-year period shall be specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Equity Fund or by vote of a majority of the Trust's Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. If such approval is not obtained, this Agreement shall terminate on the date which is 15 months from the last such approval. This Agreement may be terminated at any time, without payment of any penalty, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Equity Fund upon 60 days' prior written notice to the Adviser and by the Adviser upon 60 days' prior written notice to the Trust. This agreement may be amended at any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Equity Fund. This Agreement shall terminate automatically in the event of its assignment. The terms "assignment" and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

   10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

   11. Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. The Agreement shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written. Pursuant to the Trust's Declaration of Trust, dated as of July 1, 1991, and as amended, the obligations of this Agreement are not binding upon any of the Trustees or shareholders of the Trust individually, but bind only the Trust estate.

                                              GREEN CENTURY FUNDS, ON BEHALF OF
                                                THE
                                              GREEN CENTURY EQUITY FUND

                                              BY
                                                  -----------------------------
                                                       Kristina A. Curtis
                                                            President

                                              GREEN CENTURY CAPITAL MANAGEMENT,
                                                INC.

                                              BY
                                                  -----------------------------
                                                         Wendy Wendlandt
                                                            President

                                                                      Exhibit B

                       INVESTMENT SUBADVISORY AGREEMENT

   INVESTMENT SUBADVISORY AGREEMENT, dated as of November 28, 2006, by and among GREEN CENTURY CAPITAL MANAGEMENT, INC., a Massachusetts corporation having its principal place of business in Boston, Massachusetts (the "Adviser"), MELLON EQUITY ASSOCIATES, LLP, a Pennsylvania limited liability partnership, (the "Subadviser"), and GREEN CENTURY FUNDS, a Massachusetts business trust (the "Trust") on behalf of Green Century Equity Fund.

   WHEREAS, the Adviser has been organized to operate as an investment adviser registered under the Investment Advisers Act of 1940 and has been retained by the Trust to provide investment advisory services to the Trust, an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, in each case as in effect from time to time, the "1940 Act"); and

   WHEREAS, the shares of beneficial interest (par value $0.01 per share) of the Trust are divided into two separate series, Green Century Balanced Fund (the "Balanced Fund") and Green Century Equity Fund (the "Equity Fund" or the "Fund"); and

   WHEREAS, the Adviser desires to retain the Subadviser to furnish it with portfolio management services in connection with the Adviser's investment advisory activities on behalf of the Equity Fund, and the Subadviser is willing to furnish such services to the Adviser and the Trust;

   NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

   1. Employment of the Subadviser. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Adviser, attached hereto as Exhibit A (the "Advisory Agreement"), the Adviser hereby appoints the Subadviser to perform the portfolio management services described herein for the investment and reinvestment of the assets of the Fund, subject to the direction and supervision of the Adviser and the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Subadviser accepts such employment and agrees to furnish the services described herein in accordance with the terms of this Agreement and applicable law. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser.

   2. Obligations of and Services to be Provided by the Subadviser.

      a. The Subadviser undertakes to provide the following services and to assume the following obligations with respect to the Fund:

          (1) The Subadviser, subject to and in accordance with the Fund's investment objective, policies and restrictions as stated in the Trust's Registration Statement(s) under the Securities Act of 1933 (the "1933 Act"), as it may be amended from time to time and as adopted by the Trust's Board of Trustees from time to time, and the overall supervision of the Trust's Board of Trustees and the Adviser, shall maintain a continuing investment program for the Fund, including investment research and management with respect to the investment and reinvestment of the assets of the Fund, and shall take such steps as may be reasonably necessary to implement the same. The Subadviser shall make all trades for the Fund, engage in other actions as related to the Fund, and maintain the portfolio of the Fund at all times in compliance with the 1933 Act, the 1940 Act, and all applicable laws and regulations. Should the Trust's Board of Trustees at any time establish an investment policy with respect to the Fund and notify the Subadviser thereof in writing, the Subadviser shall be bound by such determination for the period, if any, specified in such notice or until notified in writing by the Board of Trustees that such policy has been revoked.

          (2) The Subadviser may not consult with any other subadviser to the Fund concerning transactions in securities or other assets for the Fund.

          (3) In connection with the purchase and sale of portfolio investments of the Fund, the Subadviser shall arrange for the transmission to the Adviser and the Trust's portfolio accountant, on a daily basis, of such confirmations, trade tickets or other documentation as may be necessary to enable the Adviser to perform its advisory and administrative responsibilities. The Subadviser shall render such reports to the Adviser, any subadministrator and/or to the Trust's Board of Trustees concerning compliance, the investment activities and portfolio composition of the Fund, in such forms and at such intervals, as the Adviser or the Trust's Board of Trustees may from time to time reasonably require.

          (4) The Subadviser shall have the authority and discretion to select brokers and dealers to execute the Fund's portfolio transactions and for the selection of the markets on or in which the transactions will be executed. In connection with the selection of such brokers or dealers and the placing of such orders, the Subadviser is directed to seek for the Fund, in its best judgment, prompt best available execution in an effective manner. The Subadviser may not use commissions paid to broker-dealers in connection with the purchase or sale of Fund securities to generate so-called "soft dollars". Broker-dealers that sell shares of the Fund or any other fund for which the Subadviser acts as investment adviser or subadviser shall only receive orders for the purchase or sale of the Fund's portfolio securities to the extent that the placing of such orders is in compliance with applicable law and the rules of the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. In connection with the placement of orders for the execution of portfolio transactions, and subject to the direction and supervision of the Adviser and the Trust's Board of Trustees, the Subadviser shall create and maintain all necessary brokerage records of the Trust in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act.

          (5) All records maintained by the Subadviser on behalf of the Adviser or the Fund (including, without limitation, records maintained and preserved by the Subadviser pursuant to Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act) shall be the property of the Adviser or the Trust, as applicable, and shall be available for inspection and use by (or surrendered to) the SEC, the Trust or any person retained by the Trust promptly upon request. Where applicable, such records shall be maintained by the Subadviser for the periods and in the places required by Rule 31a-1 and Rule 31a-2 under the 1940 Act, as applicable.

          (6) The Subadviser shall not have any responsibility for determining the manner in which voting rights shall be exercised.

          (7) The assets of the Fund shall be held by one or more financial institutions designated by the Fund in a custodial capacity (the "Custodian") in an account which the Fund has directed the Custodian to open. All transactions will be consummated by payment to or delivery by the Custodian for the Fund or such depositories or agents as may be designated by the Custodian of all cash and/or securities due to or from the Fund, and the Subadviser shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Subadviser shall advise the Custodian, the Trust's portfolio accounting agent and the Adviser daily of all investments placed by its broker/dealers pursuant to procedures agreed upon by the Subadviser and the Adviser. The Adviser and the Trust shall issue to the Custodian such instructions, and hereby authorize the Subadviser to issue to the Custodian such instructions, as may be appropriate in connection with the settlement of transactions initiated by the Subadviser. The Adviser shall cause the Custodian to accept instructions from the Subadviser with respect to Fund assets and transactions by the Fund in the performance of the Subadviser's duties hereunder. The Adviser shall use its best efforts to cause the Custodian to provide the Subadviser with any such information and reports concerning the Fund or its assets as the Subadviser may from time to time reasonably request, provided that neither the Adviser nor the Fund shall be required to provide additional compensation to the Custodian to provide any such information or report. The Subadviser shall have no liability or obligation to pay the cost of such Custodian or for any of its services.

      b. The Subadviser represents to the Adviser and the Trust that it will disclose to the Adviser and the Trust promptly after it has knowledge of any significant change or variation in its management structure or personnel which will affect the Fund or any significant change or variation in its management style or investment philosophy which will affect the Fund. The Subadviser shall promptly advise the Adviser of any change in the membership of its partnership. In addition, the Subadviser represents to the Adviser and the Trust that it will similarly disclose to the Trust and the Adviser, promptly after it has knowledge, of the existence of any pending or threatened significant legal or regulatory action or proceeding which in the discretion of the Subadviser would have a material adverse affect on its ability to provide services under this Agreement, provided that such information is permitted to be disclosed by the Subadviser pursuant to applicable law.

      c. The Subadviser agrees that it will not deal with itself, or with the Trustees of the Trust or with the Adviser, or the Fund's principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act, will not take a long or short position in the shares of the Fund except as permitted by the Trust's Declaration of Trust, and will comply with all other applicable provisions of the Trust's Declaration of Trust and By-Laws and any current Prospectus or Statement of Additional Information of the Fund.

      d. The Subadviser may manage other portfolios and expects that the Fund and other portfolios it manages will, from time to time, purchase or sell the same securities. Consistent with the Subadviser's fiduciary duties to the Fund and applicable law, the Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Fund with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders are allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds will generally be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders.

      e. The Adviser understands and agrees that the Subadviser and its officers, affiliates and employees perform investment advisory and investment management services for various clients other than the Adviser and the Fund.

   3. Expenses. During the terms of this Agreement, the Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Subadviser shall not be obligated to pay any expenses of or for the Trust, the Fund or the Adviser that are not expressly assumed by the Subadviser.

   4. Compensation. The Adviser agrees to pay the Subadviser as full compensation for the services to be rendered and expenses to be borne by the Subadviser a fee equal on an annual basis to the greater of $50,000 or 0.08% of the value of the average daily net assets of the Fund up to but not including $100 million, 0.05% of the average daily net assets of the Fund from and including $100 million up to but not including $500 million, 0.02% of the average daily net assets of the Fund from and including $500 million up to but not including $1 billion and 0.01% of the average daily net assets of the Fund equal to or in excess of $1 billion. Such fee shall be accrued daily and payable following the end of each calendar quarter.

   The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of the close of regular trading on the New York Stock Exchange (currently, 4:00 p.m. Eastern Time) on each day on which the net asset value of the Trust is determined consistent with the provisions of Rule 22c-1 under the 1940 Act. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration of Trust and the Fund's then current prospectus and statement of additional information. If the determination of net asset value does not take place for any particular day, then for the purposes of this Section 4, the value of the net assets of the Fund last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York
Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Trust determines the value of the net assets of the Fund more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 4.

   5. Renewal and Termination. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and indefinitely thereafter if its continuance after such two year period shall be "specifically approved at least annually" by "vote of a majority of the outstanding voting securities" of the Fund or by vote of a majority of the Trust's Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not "interested persons" of the Adviser, the Subadviser or the Trust, cast at a meeting called for the purpose of voting on such approval as provided under the 1940 Act.

   This Agreement may be terminated at any time, with respect to the Fund, without payment of any penalty, (i) by the Trust's Board of Trustees or by the "vote of a majority of the outstanding voting securities" of the Fund, upon not more than 60 days' nor less than 30 days' prior written notice to the Adviser and Subadviser, (ii) by the Adviser upon not more than 60 days' nor less than 30 days' prior written notice to the Trust and the Subadviser, or (iii) by the Subadviser upon not less than 180 days' prior written notice to the Trust and the Adviser. This Agreement will terminate automatically upon any termination of the Advisory Agreement between the Trust and the Adviser or in the event of its "assignment".

   The terms "specifically approved at least annually", "interested persons", "vote of a majority of the voting securities", and "assignment" when used in this Agreement shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

   6. Standard of Care. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. Neither the Subadviser nor its officers, directors, or employees shall be subject to any liability for any act or omission, or error of judgment or for any loss suffered by the Trust, the Fund or the Adviser in the course of, connected with, or arising out of any services to be rendered hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except by reason of willful misfeasance, bad faith or negligence on the part of the Subadviser in the performance of its duties, violation of law, or by reason of reckless disregard on the part of the Subadviser of its obligations and duties under this Agreement.

   7. Representations and Warranties. Each of the Adviser and the Subadviser represents and warrants that: (a) the person(s) executing this Agreement on behalf of such party has full power and authority to execute this Agreement on behalf of such party and (b) such party's execution, delivery and performance of this Agreement will be binding upon such party in accordance with the terms hereof, and will not violate in any material respect any obligation by which such party is bound, whether arising by contract, operation of law, or otherwise. The Adviser acknowledges that it has received a copy of the Subadviser's disclosure document under Rule 204-3 of the Investment Advisers Act of 1940 at least 48 hours prior to executing this Agreement.

   The Subadviser agrees to review written communications to Fund shareholders and prospective investors relating to the Fund and the Subadviser's services hereunder, including shareholder reports and proxy statements, as reasonably requested by the Adviser. The Subadviser agrees to review the Fund's Prospectus and the Statement of Additional Information as reasonably requested by the Adviser to assure that the description therein of the investment policies and strategies followed by the Subadviser in providing services hereunder for the Fund is consistent with the policies and strategies the Subadviser uses or intends to use and that the information therein concerning the Subadviser and the services provided hereunder is accurate and complete.

   The Subadviser agrees that during the term of this Agreement, including renewals, and for a one year period following the termination of this Agreement, the Subadviser will not, directly or indirectly, hire or attempt to hire any present or former employees of the Adviser or solicit or encourage any present employees of the Adviser to discontinue employment with the Adviser, provided, however, that this prohibition shall bar the hiring of former employees of the Adviser only during the first year following termination of their employment with the Adviser.

   8. Use of Names; References to the Subadviser. The Trustees of the Trust and the Subadviser acknowledge that, in consideration of the Adviser's assumption of organization and ongoing expenses of the Trust and of the Fund, the Adviser has reserved for itself the right to the names "Green Century Funds", "Green Century Balanced Fund", and "Green Century Equity Fund" (or any similar names) and that use by the Trust of such names shall continue only with the continuing consent of the Adviser, which consent may be withdrawn at any time, effective immediately, upon written notice thereof to the Trust. The Subadviser hereby agrees that the Adviser may use the Subadviser's name in the Fund's marketing or advertising materials with the prior written consent of the Subadviser, which consent will not be unreasonably withheld or delayed.

   9. Assignment, Amendment of this Agreement. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by any party hereto, except as permitted under the 1940 Act (including any exemptions as may be granted by the SEC under the 1940 Act). No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective, with respect to the Fund, until approved by vote of the holders of a majority of the outstanding voting securities of the Fund, if such shareholder approval is required by the 1940 Act subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

   10. Severability. If any provision of this Agreement shall be held or made invalid by a decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

   11. Notices. Notices should be provided to the Subadviser at One Mellon Center, Suite 4200, Pittsburgh, PA 15258-0001 Attention: William P. Rydell, President and CEO. Notices to the Adviser should be provided to Ms. Kristina A. Curtis, Green Century Capital Management, Inc., 114 State Street, Suite 200, Boston, MA 02109. Notices to the Trust should be provided to Ms. Kristina Curtis, Green Century Funds, 114 State Street, Suite 200, Boston, MA 02109.

   12. Miscellaneous. Each party agrees to perform such further acts and to execute further documents as are necessary to effectuate the acts and execute such purposes hereof. The Agreement shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts, provided, however, that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rules and regulations of the SEC promulgated thereunder. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written. Pursuant to the Trust's Declaration of Trust, dated as of July 1, 1991, the obligations of this Agreement are not binding upon any of the Trustees or shareholders of the Trust individually, but bind only the Trust estate.

                                              GREEN CENTURY CAPITAL MANAGEMENT,
                                                INC.

                                              BY
                                                  -----------------------------
                                                         Wendy Wendlandt
                                                            President

                                              MELLON EQUITY ASSOCIATES, LLP

                                              BY
                                                  -----------------------------
                                                        William P. Rydell
                                                  President and Chief Executive
                                                             Officer

                                              GREEN CENTURY FUNDS

                                              BY
                                                  -----------------------------
                                                       Kristina A. Curtis
                                                            President

                           GREEN CENTURY EQUITY FUND

Voting Information

The enclosed proxy statement discusses important issues affecting your investment in the Green Century Equity Fund. To make voting faster and more convenient for you, we're offering the options of voting on the Internet or by telephone instead of completing and mailing this proxy card. Either method is generally available 24 hours a day; your vote will be confirmed and posted immediately. If you choose to vote via the Internet or by telephone, do not mail this proxy card. If you received more than one proxy card, you must vote each proxy card separately, either by returning each card via mail or by voting each card on the toll-free number or via the internet.

However you choose to vote, it is important that you vote to save the expense of additional solicitations.

3 Ways To Vote:

.. To vote on the Internet
1. Read the proxy statement.
2. Go to www.______.com.
3. Follow the instructions on the website.

.. To vote by telephone
1. Read the proxy statement.
2. Call toll-free [  ].
3. Follow the recorded instructions.

.. To vote by mail
1. Read the proxy statement.
2. Check the appropriate boxes on the proxy card.
3. Return the proxy card in the envelope provided.

                                     PROXY

                           GREEN CENTURY EQUITY FUND

                  PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD NOVEMBER [  ], 2006

The undersigned, revoking prior proxies, hereby appoints Kristina A. Curtis and Amy F. Puffer, and each of them, proxies with several powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of the Green Century Equity Fund to be held at the offices of Green Century Capital Management, 114 State Street, Boston, MA 02109, on November [ ], 2006, or at any adjournment or postponement thereof, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement, which have been received by the undersigned.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. All proposals on this proxy card have been proposed by the Board of Trustees. If no direction is given on these proposals, this proxy card will be voted "FOR" Proposals 1 and 2. The proxy will be voted in accordance with the holder's best judgment as to any other matters.

If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card.

Date: __________________________________________

Please vote, sign where indicated and return promptly in enclosed envelope.

Signature(s): ______________________________________________ (Sign in the Box)

Please sign this proxy exactly as your name or names appear. Either owner of a joint account may sign the proxy. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

[X] Please fill in the boxes as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

1.  To approve an Investment Advisory Agreement   FOR     AGAINST     ABSTAIN
    with Green Century Capital Management, Inc.   [ ]       [ ]         [ ]

2.  To approve an Investment Subadvisory          FOR     AGAINST     ABSTAIN
    Agreement with Mellon Equity Associates,      [ ]       [ ]         [ ]
    LLP

-------------------------
Green Century Equity Fund
-------------------------